   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2000
                                                      REGISTRATION NO. 333-49222

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ---------------------

                                AMENDMENT NO. 1
                                       TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             ---------------------
                               STORAGEAPPS INC.
            (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                          7372
(State or other jurisdiction of                   (Primary Standard Industrial
 incorporation or organization)                    Classification Code Number)

                                   22-3374723
                                (I.R.S. Employer
                             Identification Number)

                               1001 FRONTIER ROAD
                              BRIDGEWATER, NJ 08807
                                 (908) 243-8700
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                                 HOWARD A. KWON
                                 GENERAL COUNSEL
                                STORAGEAPPS INC.
                               1001 FRONTIER ROAD
                              BRIDGEWATER, NJ 08807
                                 (908) 243-8700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

  WINTHROP B. CONRAD, JR.                              JOEL S. KLAPERMAN
   DAVIS POLK & WARDWELL                              SHEARMAN & STERLING
    450 LEXINGTON AVENUE                             599 LEXINGTON AVENUE
  NEW YORK, NEW YORK 10017                         NEW YORK, NEW YORK 10022
       (212) 450-4000                                    (212) 848-4000

                             ---------------------


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                            ------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                    ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE

     The purpose of this Amendment No. 1 is solely to file certain exhibits to the Registration Statement as set forth below in Item 16(a) of Part II.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     (a) The following exhibits are filed as part of this Registration
Statement:


  EXHIBIT
  NUMBER   DESCRIPTION
---------- -----------------------------------------------------------
  1.1      Form of Underwriting Agreement*

  3.1      Certificate of Incorporation*

  3.2      Bylaws*

  4.1      Form of Common Stock Certificate*

  5.1      Opinion of Davis Polk & Wardwell*

 10.1      Registration Rights Agreement*

 10.2      Software Licensing Agreement with Dell+

 10.3      Credit Agreement*

 10.4      StorageApps Inc. 2000 Stock Incentive Plan*

 21.1      Subsidiaries of the Registrant**

 23.1      Consent of PricewaterhouseCoopers LLP**

 23.2      Consent of Davis Polk & Wardwell (included in Exhibit 5.1)

 24.1      Powers of Attorney (included on signature page)**

 27.1      Financial Data Schedule (1997)**

 27.2      Financial Data Schedule (1998)**

 27.3      Financial Data Schedule (1999)**

 27.4      Financial Data Schedule (June 30, 1999)**

 27.5      Financial Data Schedule (June 30, 2000)**


----------
*     To be filed by amendment.


**    Previously filed.

+ Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, and Rule 406 promulgated thereunder. Omitted information has been replaced with asterisks.


     (b) No financial statement schedules are required to be filed as part of this Registration Statement.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bridgewater, State of New Jersey, on the 27th day of November, 2000.

                                        STORAGEAPPS INC.


                                        By  /s/ Howard A. Kwon
                                           ------------------------------------
                                           Name:  Howard A. Kwon
                                           Title: General Counsel


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         SIGNATURE                              TITLE                           DATE
---------------------------   ----------------------------------------   ------------------
              *               Chairman of the Board of Directors and     November 27, 2000
 -----------------------      Chief Executive Officer (Principal
      Daniel Gittleman        Executive Officer)

              *
 -----------------------      Chief Financial Officer (Principal         November 27, 2000
         David Dill           Financial and Accounting Officer)

              *               President and Chief Operating Officer      November 27, 2000
 -----------------------      and Director
       Daniel Petrozzo

              *               Director                                   November 27, 2000
 -----------------------
   Joachim Gfoeller, Jr.

              *               Director                                   November 27, 2000
 -----------------------
  J. Tomilson Hill III

              *               Director                                   November 27, 2000
 -----------------------
        Joshua Levine

              *               Director                                   November 27, 2000
 -----------------------
        Morton Topfer





* By: /s/ Howard A. Kwon      Attorney-In-Fact                           November 27, 2000
 -----------------------
         Howard A. Kwon

                                 EXHIBIT INDEX


 EXHIBIT                                                                   SEQUENTIALLY
  NUMBER    DESCRIPTION                                                    NUMBERED PAGE
---------   -----------------------------------------------------------   --------------
 1.1        Form of Underwriting Agreement*
 3.1        Certificate of Incorporation*
 3.2        Bylaws*
 4.1        Form of Common Stock Certificate*
 5.1        Opinion of Davis Polk & Wardwell*
10.1        Registration Rights Agreement*
10.2        Software Licensing Agreement with Dell+
10.3        Credit Agreement*
10.4        StorageApps Inc. 2000 Stock Incentive Plan*
21.1        Subsidiaries of the Registrant**
23.1        Consent of PricewaterhouseCoopers LLP**
23.2        Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
24.1        Powers of Attorney (included on signature page)**
27.1        Financial Data Schedule (1997)**
27.2        Financial Data Schedule (1998)**
27.3        Financial Data Schedule (1999)**
27.4        Financial Data Schedule (June 30, 1999)**
27.5        Financial Data Schedule (June 30, 2000)**


----------
*     To be filed by amendment.


**    Previously filed.

+ Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, and Rule 406 promulgated thereunder. Omitted information has been replaced with asterisks.